

SECOND QUARTER FISCAL 2021 RESULTS

CONFERENCE CALL PRESENTATION

January 21, 2021

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Second Quarter Fiscal 2021 Results

Advancing Business Transformation

Continued strategic focus on higher margin vertical market applications, customer driven new product development, manufacturing excellence and disciplined capital management

Improved Consolidated Financial Results

9% quarter-over-quarter sales improvement; Year-over-year growth in adjusted gross profit rate, adjusted operating income, adjusted EBITDA and adjusted net income

Margin Expansion Across Segments

Focus on higher-value business resulted in 140 bps and 280 bps of gross margin rate expansion on a year-over-year basis in both the Lighting and Graphics segments, respectively

Stable Free Cash Flow Supports Growth in Liquidity

Generated $5.3 million of free cash flow in F2Q21; no long-term debt outstanding; total cash and credit facility availability of $89 million at end of F2Q21

Ongoing Investment in Commercial Initiatives

Focused on new product development launches, investment in new business development resources and product marketing programs

Near-Term Market Outlook

With the resurgence of COVID, market recovery may remain inconsistent, over the near-term

CONSOLIDATED FINANCIAL RESULTS

Year-over-year increase in adj. operating income, adj. net income and adj. EBITDA

- Sequential sales growth despite pandemic-related market challenges
- Graphics sales increased, while Lighting sales maintained prior-quarter levels
- Higher operating income driven by 160 bps improvement in gross margin and continued lower operating expenses



Total Net Sales ($M)
9% q/q sales growth
$82.4
$70.0
$76.4
F2Q20
F1Q21
F2Q21



Operating Income ($M)
130 bps y/y improvement to 4.1% of sales
$1.8
$2.3
$2.7
$3.1
F2Q20
F2Q21
Reported Operating Income
Adjusted Operating Income



Net Income ($M)
+47% y/y increase in Adjusted Net Income
$1.7
$0.07 per share
$1.7
$0.07 per share
$2.2
$0.08 per share
$2.5
$0.09 per share
F2Q20
F2Q21
Reported Net Income
Adjusted Net Income



Non-GAAP Adjusted EBITDA ($M)
+15% y/y increase in Adjusted EBITDA
$4.4
$5.1
F2Q20
F2Q21

LIGHTING SEGMENT UPDATE

Market recovery slowed by pandemic-related disruptions

- Sales flat vs. F1Q21; Quote activity increased throughout F2Q21, with the quote-to-order conversion period lengthening

- Price/mix and productivity drove 140 bps gross margin rate improvement

- Launched new products at an accelerated rate with five new products in F2Q21; strong launch schedule for second half of fiscal year



Lighting Segment Sales ($M)
$53.4
$45.1
F2Q20
F2Q21



Lighting Segment Gross Margin ($M)
140 bps y/y improvement to 30.4% of sales
$15.5
$13.7
F2Q20
F2Q21



Lighting Segment Adj. Operating Income ($M)
$3.2
$2.2
F2Q20
F2Q21



Lighting Segment Adjusted EBITDA ($M)
$4.9
$3.8
F2Q20
F2Q21

GRAPHICS SEGMENT UPDATE

Positive momentum supported by Grocery and QSR verticals

- 8% y/y growth in Graphics segment sales, supported by grocery and QSR – both channels outperforming during pandemic
- Produced, shipped and installed "digital wallet" integration service to 11,000 sites for a major petroleum retailer in F2Q21
- Petroleum C-store business remains stable – continued success with large national accounts
- Graphics backlog remains strong; new program development activity is robust

Graphics Segment Sales ($M)



8% y/y growth in sales
$28.9
$31.3
F2Q20
F2Q21

Graphics Segment Gross Margin ($M)



280 bps y/y improvement to 19.2% of sales
$4.7
$6.0
F2Q20
F2Q21

Graphics Segment Adj. Operating Income ($M)



90% y/y growth in adj. operating income
$1.7
$3.2
F2Q20
F2Q21

Graphics Segment Adjusted EBITDA ($M)



70% y/y growth in adj. EBITDA
$2.0
$3.5
F2Q20
F2Q21

IMPROVED WORKING CAPITAL MANAGEMENT

Continue to leverage non-cash working capital

- Close monitoring of all non-cash working capital – generated 11% y/y reduction
- Successfully managing new product phase-in/phase-out process; minimizing duplicate inventory and obsolescence exposure
- Maintaining inventory levels for critical components in advance of ongoing market recovery

Total Working Capital ($M)



Non-cash working capital declined 11% y/y
$1.2
$50.4
$13.6
$44.6
F2Q20
F2Q21
Non-Cash Working Capital
Reported Cash Balance

Total Inventory ($M)



Inventory declined 20% y/y in both dollars and DIO
$43.3
$34.8
F2Q20
F2Q21

STABLE FREE CASH FLOW GENERATION

Generated fiscal first-half 2021 free cash flow of $12.5 M

- Generated nearly $20 million in free cash flow, less asset sales, on a TTM basis

- As noted, prior-year free cash flow contains cash proceeds from facilities sales

- Continue to build cash and liquidity to support potential organic and inorganic growth opportunities



Free Cash Flow – F2Q20 vs. F2Q21 ($M)
$13.8
$13.8
$5.3
$5.3
F2Q20
F2Q21



Free Cash Flow – TTM F2Q20 vs. TTM F2Q21 ($M)(1)
$34.9
$22.6
$27.5
$19.7
TTM F2Q20
TTM F2Q21
Free Cash Flow, Including Asset Sales
Free Cash Flow, Excluding Asset Sales

(1) TTM F2Q20 and TTM F2Q21 include $12.3 million and $7.8 million, respectively, of cash proceeds from the sale of facilities

DISCIPLINED BALANCE SHEET MANAGEMENT

No long-term debt outstanding; ~$89 M of cash & availability on LOC[1]

- Cash balance of $13.6 million at the end of F2Q21
- No long-term debt outstanding; in compliance with all bank covenants
- Improved liquidity provides capital allocation flexibility to invest in strategic growth initiatives

Net Debt Outstanding ($M)



$52 million improvement to net cash positive in under two years
($38.6)
($21.6)
($9.2)
($7.1)
$3.5
$9.5
$13.6
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20
F1Q21
F2Q21

(1) Cash and availability includes: (a) $13.6 million in cash and (b) $75.0 million senior secured revolving credit facility maturing July 2022 with no borrowings outstanding at the end of the fiscal second quarter 2021

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting / Graphics Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended December 31, 2020 and 2019. Operating income, net income and earnings per share, which exclude the impact of restructuring and plant closure (gains) costs and stock compensation expense are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA) and Free Cash Flow. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA and Free Cash Flow.

Non-GAAP RECONCILIATION

	Q2 2020		Q1 2021		Q2 2021	
		Diluted EPS		Diluted EPS		Diluted EPS
Net Income	$ 1,743	$ 0.07	$ 1,990	$ 0.07	$ 2,208	$ 0.08
Restructuring and plant closure costs	223	0.01	2	-	-	-
Severance costs	44	-	-	-	17	-
Stock compensation expense	161	0.01	380	0.01	318	0.01
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	(436)	(0.02)	(297)	(0.01)	-	-
Net Income Adjusted	**$ 1,735**	**$ 0.07**	**$ 2,075**	**$ 0.08**	**$ 2,543**	**$ 0.09**

Non-GAAP RECONCILIATION

LSI Industries	Q2 2020	Q1 2021	Q2 2021
Operating Income	1,760	2,202	2,686
Restructuring and plant closure costs (gains)	276	3	-
Severance costs	54	-	21
Stock compensation expense	199	505	397
Adjusted Operating Income	**2,289**	**2,710**	**3,104**
Depreciation and amortization	2,152	2,033	1,990
Adjusted EBITDA	**4,441**	**4,743**	**5,094**

Non-GAAP RECONCILIATION

Lighting Segment	Q2 2020	Q1 2021	Q2 2021
Net Sales [a]	53,436	45,405	45,126
Operating Income	3,150	3,588	2,134
Restructuring and plant closure costs (gains)	(2)	-	-
Severance costs	18	-	2
Stock compensation expense	40	104	71
Adjusted Operating Income	**3,206**	**3,692**	**2,207**
Depreciation and amortization	1,661	1,619	1,610
Adjusted EBITDA [b]	**4,867**	**5,311**	**3,817**
Adjusted EBITDA Margin % [b] / [a]	**9.1%**	**11.7%**	**8.5%**

Graphics Segment	Q2 2020	Q1 2021	Q2 2021
Net Sales [c]	28,941	24,601	31,261
Operating Income	1,362	1,823	3,143
Restructuring and plant closure costs (gains)	279	3	-
Severance costs	17	-	13
Stock compensation expense	4	96	9
Adjusted Operating Income	**1,662**	**1,922**	**3,165**
Depreciation and amortization	374	358	304
Adjusted EBITDA [d]	**2,036**	**2,280**	**3,469**
Adjusted EBITDA Margin % [d] / [c]	**7.0%**	**9.3%**	**11.1%**

Corporate Segment	Q2 2020	Q1 2021	Q2 2021
Operating Loss	(2,752)	(3,209)	(2,591)
Restructuring and plant closure costs (gains)	(1)	-	-
Severance costs	19	-	6
Stock compensation expense	155	305	317
Adjusted Operating Loss	**(2,579)**	**(2,904)**	**(2,268)**
Depreciation and amortization	117	56	76
Adjusted EBITDA	**(2,462)**	**(2,848)**	**(2,192)**

Non-GAAP RECONCILIATION

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Debt	39,541	23,181	10,437	7,919	-	-	-
Less:							
Cash	966	1,579	1,248	820	3,517	9,463	13,584
Net Debt Outstanding	38,575	21,602	9,189	7,099	(3,517)	(9,463)	(13,584)

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Net cash flows (used in) provided by operating activities	14,544	(3,806)	12,613	7,639	5,778
Purchases of property, plant, and equipment	(764)	(419)	(1,201)	(405)	(475)
Proceeds from sale of assets	-	7,700	118	-	-
Free Cash Flow	**13,780**	**3,475**	**11,530**	**7,234**	**5,303**
TTM Free Cash Flow	**34,940**	**40,427**	**28,785**	**36,019**	**27,542**
Free Cash Flow, Excluding Asset Sales	**13,780**	**(4,225)**	**11,412**	**7,234**	**5,303**
TTM Free Cash Flow, Excluding Asset Sales	**22,608**	**20,395**	**20,967**	**28,201**	**19,724**


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LSI Investor Relations